UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 13, 2003


                         NATIONAL HOME HEALTH CARE CORP.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                            0-12927            22-2981141
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(State or Other Jurisdiction                (Commission        (IRS Employer
      of Incorporation)                       File No.)      Identification No.)





700 White Plains Road, Suite 275, Scarsdale, New York                 10583
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(Address of Principal Executive Offices)                             (Zip Code)


       Registrant's telephone number, including area code: (914) 722-9000


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On June 13, 2003, National Home Health Care Corp. (the "Company") issued a press release announcing the Company's financial results for the Company's third fiscal quarter ended April 30, 2003. A copy of that press release is attached to this Form 8-K as Exhibit 99.1


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NATIONAL HOME HEALTH CARE CORP.


Date:  June 13, 2003                      By: /s/ Robert P. Heller
                                              ----------------------------------
                                              Name:  Robert P. Heller
                                              Title: Vice President of Finance

                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number          Description
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99.1            Press release of the Company dated June 13, 2003.